UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2007

OSCIENT PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 11, 2007, Oscient Pharmaceuticals Corporation (“Oscient”) issued a press release announcing its preliminary financial results for the first quarter ended March 31, 2007. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The press release contains forward-looking statements regarding Oscient and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) The Compensation Committee of Oscient’s Board of Directors, at a meeting on April 5, 2007, approved performance goals and performance bonus targets for the 2007 fiscal year for each of Steven M. Rauscher, Oscient’s President and Chief Executive Officer, Dominick C. Colangelo, Oscient’s Executive Vice President for Corporate Development and Operations, and Philippe M. Maitre, Oscient’s Senior Vice President and Chief Financial Officer.

Performance bonus payments for 2007 will be based on the achievement of performance measures, which include sales goals for ANTARA® (fenofibrate) capsules and FACTIVE® (gemifloxacin mesylate) tablets, cash utilization and net income targets, and corporate development goals. The 2007 target bonus amounts for Messrs. Rauscher, Colangelo and Maitre are 60%, 50% and 40%, respectively, of their 2007 base salary, although each named executive officer may receive up to 1.5 times his target bonus dependent on whether actual performance exceeds the specified objectives. No bonus is payable unless at least 85% of the target sales goals for Oscient’s products are achieved.

The Board of Directors (or the Compensation Committee) retains sole discretion over all matters relating to the potential 2007 bonus payments discussed above, including, without limitation, the decision to pay any bonuses, the amount of each bonus, if any, the ability to increase or decrease any bonus payment and make changes to any performance measures or targets, and discretion over the payment of partial awards in the event of employment termination.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits. The following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1	Press Release issued by Oscient Pharmaceuticals Corporation on April 11, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSCIENT PHARMACEUTICALS CORPORATION

By:	/S/ PHILIPPE M. MAITRE
Name: Philippe M. Maitre Title: Senior Vice President and Chief Financial Officer

Date: April 11, 2007